UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2020

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Calavo Growers, Inc. (“Calavo”) and James Gibson, Calavo’s Chief Executive Officer, have entered into an Employment Agreement dated as of June 17, 2020 (the “Employment Agreement”).

The following are the material terms of the Employment Agreement:

●	Mr. Gibson will receive an annual base salary of $1,000,000, which is subject to being increased on an annual basis at the discretion of Calavo’s Compensation Committee.
●	With respect to each of Calavo’s fiscal years beginning with the 2020 fiscal year, Mr. Gibson will be eligible to receive a performance bonus pursuant to Calavo’s Management Incentive Plan in accordance with performance targets, thresholds and requirements to be established by Calavo’s Compensation Committee for Calavo’s executive officers. In addition, with respect to each fiscal year, the Compensation Committee may elect to award a discretionary bonus. The annual bonus for fiscal year 2020 shall be based upon the Calavo’s full fiscal year (not prorated).
●	Mr. Gibson will also receive a signing bonus of restricted shares of Calavo common stock having a value of $1,000,000, with such shares to vest in three equal annual installments subject to the requirement that Mr. Gibson must remain in Calavo’s employment at time of vesting.
●	Mr. Gibson will also receive a lump sum payment of up to $200,000 to reimburse him for expenses incurred in connection with his relocation to Ventura County, California.

The preceding summary of the Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by the complete text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1	Employment agreement dated June 17, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
June 18, 2020
	By:	/s/ Kevin Manion
Kevin Manion
Chief Financial Officer
(Principal Financial Officer)

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